UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

Qlik Technologies Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34803	20-1643718
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Suite E220 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 828-9768

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2014 annual meeting of stockholders (the “Annual Meeting”) of Qlik Technologies Inc. (the “Company”) held on May 20, 2014, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of two directors to serve as Class I directors until the Company’s 2017 annual meeting of stockholders.

Proposal 2:	The approval of the material terms of the Qlik Technologies Inc. 2014 Executive Performance Award Plan.

Proposal 3:	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Proposal 4:	Advisory vote to approve named executive officer compensation.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 2, 2014 (the “Proxy Statement”). Of the 89,559,247 shares of the Company’s common stock entitled to vote at the Annual Meeting, 81,228,157 shares, or approximately 90.7%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Election of Directors.

The Company’s stockholders elected the following two directors to serve as Class I directors until the 2017 annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Lars Björk	76,285,678	847,888	4,094,591
Bruce Golden	76,098,043	1,035,523	4,094,591

Proposal 2:	Qlik Technologies Inc. 2014 Executive Performance Award Plan.

The Company’s stockholders approved the material terms of the Qlik Technologies Inc. 2014 Executive Performance Award Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
70,293,514	6,679,835	160,217	4,094,591

Proposal 3:	Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
81,025,119	39,290	163,748	—

Proposal 4:	Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved on an advisory basis the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
76,191,776	290,464	651,326	4,094,591

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

By:	/s/ Timothy MacCarrick
	Name:	Timothy MacCarrick
	Title:	Chief Financial Officer and Treasurer

Dated: May 22, 2014